Exhibit 10-1

FIRST AMENDMENT TO
MASTER LOAN AGREEMENT DATED MAY 24, 2018

THIS FIRST AMENDMENT TO MASTER LOAN AGREEMENT dated May 24, 2018 is made as of March 7, 2019, by and between The Goldfield Corporation, a Delaware corporation, Power Corporation of America, a Florida corporation, Southeast Power Corporation, a Florida corporation, C and C Power Line, Inc. a Florida corporation, Bayswater Development Corporation, a Florida corporation, Precision Foundations, Inc. a Florida corporation and Pineapple House of Brevard, Inc., a Florida corporation (either “Borrower” or collectively “Guarantors” as set forth in Exhibit “A”), and Branch Banking and Trust Company (“Lender”).

RECITALS

1.
Borrower previously received certain loans from Lender as set forth in Exhibit “A” (“Prior Loans”) and is receiving two new loans from Lender of even date (“New Loans”) as set forth in Exhibit “A” (the “Prior Loans” and “New Loans” shall be collectively hereinafter referred to as the “Loans”); and,

2.	The Loans are subject to and governed by the terms of the Agreement.

Now, therefore, in consideration of the premises, and in further consideration of the mutual covenants and agreements herein set forth and of the sum of Ten Dollars ($10.00) paid by each party to the other, receipt of which is hereby acknowledged, the parties covenant and agree as follows:

1.	The foregoing recitals are true and correct and incorporated herein by reference.

2.	The Loans are subject to and governed by the terms of the Agreement.

3.	This Amendment shall bind and inure to the benefit of the parties hereto and each of them and their respective successors and assigns.

4.	Except as amended herein, the Agreement remains in full force and effect.

{SIGNATURES ON FOLLOWING PAGES}

Witnesses:

The Goldfield Corporation, a Delaware corporation
/s/ Melissa A. Munson	By: /s/ Stephen R. Wherry
Print Name: Melissa A. Munson	Stephen R. Wherry, Senior Vice President
/s/ Barry Forbes
Print Name: Barry Forbes

Southeast Power Corporation, a Florida corporation
/s/ Melissa A. Munson	By: /s/ Stephen R. Wherry
Print Name: Melissa A. Munson	Stephen R. Wherry, Vice President
/s/ Barry Forbes
Print Name: Barry Forbes
Pineapple House of Brevard, Inc., a Florida corporation
/s/ Melissa A. Munson	By: /s/ Stephen R. Wherry
Print Name: Melissa A. Munson	Stephen R. Wherry, Vice President
/s/ Barry Forbes
Print Name: Barry Forbes
Bayswater Development Corporation, a Florida corporation
/s/ Melissa A. Munson	By: /s/ Stephen R. Wherry
Print Name: Melissa A. Munson	Stephen R. Wherry, Vice President
/s/ Barry Forbes
Print Name: Barry Forbes

Witnesses:

Power Corporation of America, a Florida corporation
/s/ Melissa A. Munson	By: /s/ Stephen R. Wherry
Print Name: Melissa A. Munson	Stephen R. Wherry, Vice President
/s/ Barry Forbes
Print Name: Barry Forbes

C and C Power Line, Inc., a Florida corporation
/s/ Melissa A. Munson
Print Name: Melissa A. Munson	By: /s/ Stephen R. Wherry
Stephen R. Wherry, Authorized Signer
/s/ Barry Forbes
Print Name: Barry Forbes

Precision Foundations, Inc., a Florida corporation
/s/ Melissa A. Munson
Print Name: Melissa A. Munson	By: /s/ Stephen R. Wherry
Stephen R. Wherry, Vice President
/s/ Barry Forbes
Print Name: Barry Forbes

Branch Banking and Trust Company
/s/ Melissa A. Munson	By: /s/ Barry Forbes
Print Name: Melissa A. Munson	Barry Forbes, Senior Vice President
/s/ Denise L. Diaz
Print Name: Denise L. Diaz

Exhibit “A”
“Currently Outstanding Prior Loans”

The Goldfield Corporation:
Loan Number -- 9660933082

Notes	Original Amount	Date Opened	Guarantors
2	$18,000,000.00	May 24, 2018	Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation and Power Corporation of America, C and C Power Line, Inc., and Precision Foundations, Inc. Revolving
5	$27,490,000.00	May 24, 2018	Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation, Power Corporation of America, C and C Power Line, Inc., and Precision Foundations, Inc. Non-Revolving

“New Loans”

The Goldfield Corporation:
Loan Number -- 9660933082

“New Loan” 90016	$4,500,000.00	March 7, 2019	Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation, Power Corporation of America, C and C Power Line, Inc., and Precision Foundations, Inc. Non-Revolving
“New Loan” 90014	$38,224,000.00	March 7, 2019

Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation, Power Corporation of America, C and C Power Line, Inc., and Precision Foundations, Inc.

Note: Modification and future advance of Note 5 listed above.

Non-Revolving